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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Superconductive Components, Inc., an Ohio corporation (the "Company"), hereby appoints Edward R. Funk and Curtis A. Loveland as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's registration statement on Form 10-SB, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that either such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of August 18, 2000.

DIRECTORS/OFFICERS:

       SIGNATURE                                     TITLE


/s/ EDWARD R. FUNK             President, Chief Executive Officer and a Director
--------------------------
     Edward R. Funk

/s/ ROBERT J. BAKER            Director
--------------------------
     Robert J. Baker, Jr.

/s/ J.R. GAINES, JR.           Director
--------------------------
     J. R. Gaines, Jr.

/s/ ROBERT H. PEITZ            Director
--------------------------
     Robert H. Peitz

/s/ CHARLES E. WASHBUSH        Director
--------------------------
     Charles E. Washbush

/s/ CURTIS A. LOVELAND         Director
--------------------------
     Curtis A. Loveland

/s/ LLOYD E. HACKMAN           Director
--------------------------
     Lloyd E. Hackman

/s/ EDWARD W. UNGAR            Director
--------------------------
     Edward W. Ungar